                                  EXHIBIT 10.31






                            DATED 17TH NOVEMBER 1999










                         WEB TRAVEL SYSTEMS LIMITED              (1)

                            ORBITTRAVEL.COM, INC.                (2)

                                       AND

                             BONVENO.COM LIMITED                 (3)





            ---------------------------------------------------------

                             JOINT VENTURE AGREEMENT
                         RELATING TO BONVENO.COM LIMITED

            ---------------------------------------------------------






                               -----------------

                                    WRAGGE&CO

                               -----------------

                                    CONTENTS
                                    --------

CLAUSE                              HEADING                                                         PAGE
1        Definitions, Interpretation, and Condition Precedent..........................................1

2        Preliminary steps.............................................................................5

3        The Board.....................................................................................5

4        Shareholders' Meetings........................................................................8

5        Business of the Company and limitation on the Board's power of management.....................8

6        Working capital...............................................................................9

7        Guarantees, indemnities, other security.......................................................9

8        Accounting information........................................................................9

9        Dividend policy...............................................................................9

10       Share Option Scheme..........................................................................10

11       Dealings with and transfers of shares........................................................10

12       Deadlock provisions..........................................................................13

14       Restrictive covenants........................................................................15

15       Rights to information and confidentiality....................................................17

16       Guarantees and indemnities...................................................................18

17       Dividends and interest: Taxation.............................................................18

18       Claims by or against Shareholders............................................................19

19       Parties bound................................................................................19

20       Assignability................................................................................19

21       Not a partnership............................................................................19

22       Force majeure................................................................................19

23       This Agreement to prevail over the Articles..................................................20

24       Remedies to be cumulative....................................................................20

25       Costs........................................................................................20

26       Further assurance............................................................................21

27       Announcements and circulars..................................................................21

28       Entire agreement.............................................................................21

29       Miscellaneous................................................................................21

30       Notices......................................................................................22

31       Choice of law, submission to jurisdiction and address for service............................22

Schedule 1............................................................................................23

Schedule 2............................................................................................25

Schedule 3............................................................................................26

Schedule 4............................................................................................28

THIS AGREEMENT is dated                             1999    and is made BETWEEN:

(1) WEB TRAVEL SYSTEMS LIMITED (registered in England and Wales number 02070671) having its registered office at Renaissance House 4 Roxborough Way, Foundation Park, Maidenhead, Berkshire SL6 3UD) ("WTS");

(2) ORBITTRAVEL.COM, INC. (a company incorporated under the laws of Delaware) having its principal office at 100 Second Street East, Whitefish, MT 59937 U.S.A ("ORBITTRAVEL"); and

(3) BONVENO.COM LIMITED (registered in England and Wales number 3831828) having its registered office at Renaissance House aforesaid ("THE COMPANY").

WHEREAS:

(A) the Company is a private company limited by shares incorporated in England and Wales with number 3831828 under the Companies Act 1985 on 26 August 1999 and at the date of this Agreement has an authorised share capital of (pound)1,000 divided into 1,000 Ordinary Shares of (pound)1 each of which 2 such shares have been issued and are fully paid and beneficially owned by WTS.

(B) WTS and Orbittravel have established the Company for the purpose of selling, settling and fulfilling travel related bookings and reservations and selling informational display and advertising based on Internet technology for both end consumers and third party information providers including but not limited to travel agents and global distribution systems within the Territory (as defined in the Management Agreement) ("THE BUSINESS") and this Agreement will regulate the operation and management of the Company and the relationship between its shareholders.

NOW IT IS HEREBY AGREED as follows:

1        DEFINITIONS, INTERPRETATION, AND CONDITION PRECEDENT
         ----------------------------------------------------

1.1      In this Agreement unless the context otherwise requires:

         (a)      the following expressions have the following meanings:

                  ""A" DIRECTOR" means a Director of the Company appointed by the "A" Shareholder;

                  "THE ARTICLES" means the new Articles of Association of the Company in the agreed form as altered from time to time;

                  ""A" SHAREHOLDER" means the holder or holders for the time being of all the "A" Shares;

                  ""A" SHARES" means "A" Ordinary Shares of(pound)1 each in the capital of the Company;

                  "THE AUDITORS" means the auditors of the Company for the time being and from time to time;

                  ""B" DIRECTOR" means a Director of the Company appointed by the "B" Shareholder;

                  "THE BOARD" means the Board of Directors of the Company for the time being and from time to time;

                  "B" SHAREHOLDER" means the holder or holders for the time being of all the "B" Shares;

                  ""B" SHARES" means "B" Ordinary Shares of(pound)1 each in the capital of the Company;

                  "BUSINESS DAY" means a day on which banks are open for normal banking business in the City of London (excluding Saturdays and Sundays) and "BUSINESS DAYS" shall be construed accordingly;

                  "COMPLETION" means completion of the subscription for Shares provided for in clause 2;

                  "CONTROL" means control as defined in section 840 ICTA;

                  "THE DECISION PERIOD" means the period of 20 Business Days from the referral of a matter to the Chief Executives / Managing Directors of the Shareholders pursuant to clauses
                  3.14 and 5.2;

                  "DEFAULT INTEREST RATE" means 3 per cent above the base lending rate of Barclays Bank plc for the time being and from time to time;

                  "DIRECTOR" means an "A" Director or a "B" Director, as the case may require, and "DIRECTORS" shall be construed accordingly;

                  "EQUITY SHARE CAPITAL" means equity share capital as defined in section 744 Companies Act 1985;

                  "EVENT OF DEFAULT" means all or any of the matters set out in clause 13.1;

                  "GROUP" means in relation to any company, that company and any company which is a subsidiary of that company and for the purposes of this Agreement "SUBSIDIARY" has the meaning given to that expression by section 736 Companies Act 1985;

                  "ICTA" means the Income and Corporation Taxes Act 1988;

                  "INSOLVENCY EVENT" means, in respect of any party, that such company has ceased to trade or has had a receiver, administrative receiver, administrator or manager appointed over the whole or any part of its assets or undertaking, or who has become insolvent or gone into liquidation (unless such liquidation is for the purposes of a solvent reconstruction or amalgamation), compounded with its creditors generally or has otherwise been unable to meet its debts as they fall due or has suffered any similar action in consequence of debt;

                  "INVESTOR DOCUMENT" means the investor information in relation to the Company in the agreed form at Appendix 1 hereto;

                  "THE MANAGEMENT AGREEMENT" means an agreement proposed to be entered into whereby Orbittravel and the Company have agreed an operational management structure, marketing policy, content sharing and product distribution policy for the Company;

                  "THE PARTIES" means the parties to this Agreement;

                  "THE PURCHASER" means a party acquiring Shares in accordance with this Agreement;

                  "RELEVANT PERCENTAGE" means in respect of each Shareholder the percentage of the total equity share capital of the Company held by that Shareholder at the relevant time;

                  "THE RESTRICTED PRODUCTS" means travel booking, reservation and information systems and the sale of informational displays and advertising based on Internet technology and all other products of a type which are similar to and could compete with products manufactured, produced, distributed or sold by the Company;

                  "THE RESTRICTED SERVICES" means services providing managed bureaux based Internet corporate travel booking and information systems and all other services of a type which are similar to the services supplied by the Company;

                  "THE SHAREHOLDERS" means the "A" Shareholder and the "B" Shareholder together and "Shareholder" shall mean either of them;

                  "SHARES" means "A" Shares or "B" Shares or, as the context requires, "A" Shares and "B" Shares;

                  "TERRITORY" means the "European Territory" as defined in the Management Agreement.

                  any document expressed to be "in the agreed form" means a document in a form approved by (and for the purpose of identification signed or initialled by or on behalf of) the Parties;

         (b)      references:

                  (i) to clauses and the schedules are unless otherwise stated to clauses of and the schedules to this Agreement;

                  (ii) to any English legal term for any action, remedy, method of judicial proceeding, legal document, legal status, Court, official or any legal concept or thing shall in respect of any jurisdiction other than England be deemed to include what most nearly approximates in that jurisdiction to the English legal term;

                  (iii) to any enactment (meaning any statute or statutory provision, whether of the United Kingdom or elsewhere, subordinate legislation as defined by section 2(1) Interpretation Act 1978 and any other subordinate legislation made under any such statute or statutory provision) shall be construed as references to:

                           (A) any enactment which that enactment has directly or indirectly replaced (whether with or without notification); and

                           (B) that enactment as re-enacted, replaced or modified from time to time, whether before, on or after the date hereof;

                           provided that nothing in this clause 1.1(b) shall increase the liability under this agreement of any party beyond that which exists immediately following this Agreement coming into effect;

         (c) references to this Agreement or any other document or to any specified provision of this Agreement or any other document are to this Agreement, that document or that provision as in force for the time being and as amended from time to time in accordance with the terms of this agreement or that document or, as the case may be, with the agreement of the relevant parties;

         (d) the contents table and the descriptive headings to clauses, schedules and paragraphs are inserted for convenience only, have no legal effect and shall be ignored in the interpretation of this Agreement;

         (e) the words and phrases "other", "including" and "in particular" shall not limit the generality of any preceding words or be construed as being limited to the same class as the preceding words where a wider construction is possible;

         (f) words importing the singular include the plural and vice versa, words importing a gender include every gender and references to persons include corporations, partnerships and other associations or bodies whether incorporated or otherwise;

         (g) the Interpretation Act 1978 shall apply in the same way as it applies to an enactment.

1.2 If at any time the "A" shares or the "B" Shares shall be held by more than one member, references in this Agreement to the "A" Shareholder or the "B" Shareholder shall, unless the context otherwise requires, be construed as all the holders of the "A" Shares or the "B" Shares (as the case may be) acting by the decision of the holders of a simple majority of such shares.

1.3

         (a) This Agreement is conditional on the Parties procuring an investor to invest not less than "5,000,000 in the Company ("THE INVESTMENT") in such manner and on such terms as may be agreed between the Parties within 120 Business Days hereof ("THE INVESTMENT DATE").

         (b) If such condition is not fulfilled by the Investment Date (or such later date as the Parties may agree) then the provisions of this Agreement shall forthwith terminate and cease to be of effect and no Party shall have any claim against the other except with respect to any breach of this Agreement occurring prior to termination. In this event the Parties shall co-operate to wind up the Company and return any surplus funds to the Parties in the Relevant Percentages.

         (c) For the avoidance of doubt the arbitration provisions contained in clause 12 of this Agreement shall not apply to this clause 1.3.

2        PRELIMINARY STEPS
         -----------------

2.1 Immediately following the execution of this Agreement the Parties shall procure that a meeting of the Board is convened and held at which will be transacted the business set out in the draft minutes in schedule 1 and the Parties shall join in taking all such steps as may be necessary to procure that:

         (a) the Resolutions of the Board set out in such minutes shall be passed and implemented; and

         (b) at the Extraordinary General Meeting referred to in and convened at such Board Meeting, the Special Resolution set out in the draft notice of Extraordinary General Meeting in schedule 2 shall be passed.

2.2      Immediately following the passing of the Special Resolution set out in schedule 2:

         (a)      WTS shall subscribe  for 3998 "A" Shares in cash at par; and

         (b) Orbittravel shall subscribe for 4000 "B" Shares in cash at par


2.3 Immediately following the making of the subscriptions referred to in clause 2.2, the Parties shall procure that a meeting of the Board is convened and held at which will be transacted the business set out in the draft minutes in schedule 3 and the Parties shall join in taking such steps as may be necessary to procure that the resolutions of the Board set out in such minutes shall be passed and implemented.

3        THE BOARD
         ---------

3.1 The "A" Shareholder shall have the right to appoint and maintain in office two "A" Directors and the first "A" Directors shall be Michael Thorne and Geoffrey Mullett.

3.2 The "B" Shareholder shall have the right to appoint and maintain in office two "B" Directors and the first "B" Directors shall be Joseph Cellura and Peter Short.

3.3      The Shareholders shall procure that the persons referred to in clauses
         3.1 and 3.2 are appointed as Directors on Completion and that at all times during the continuance of this agreement there shall be at least 1 person appointed by each Shareholder and maintained in office as a Director of the Company (save in accordance with clauses 11.15(d) and 13.6(c)).

3.4      The "A" Shareholder:

         (a) shall have for so long as it is the holder of "A" Shares the right to remove from office any "A" Director and (subject to clause 3.3) if it wishes to do so appoint a replacement "A" Director by giving notice in writing (signed by a director or the secretary of the "A" Shareholder) to the Secretary of the Company at its registered office or at a meeting of the Board; and

         (b) shall be responsible for and shall indemnify the "B" Shareholder and the Company against any loss, liability or cost that either of them may suffer or incur as a result of any claim by any "A" Director for unfair or wrongful dismissal or otherwise arising out of any such removal.

3.5      The "B" Shareholder:

         (a) shall have for so long as it is the holder of "B" Shares the right to remove from office any "B" Director and (subject to clause 3.3) if it wishes to do so appoint a replacement "B" Director by giving notice in writing (signed by a director or the secretary of the "B" Shareholder) to the Secretary of the Company at its registered office or at a meeting of the Directors; and

         (b) shall be responsible for and shall indemnify the "A" Shareholder and the Company against any loss, liability or cost that either of them may suffer or incur as a result of any claim by any "B" Director for unfair or wrongful dismissal or otherwise arising out of any such removal.

3.6 The Directors shall not be entitled to any remuneration in their capacity as Directors of the Company but shall be entitled to reimbursement of their reasonable expenses incurred in the course of their duties.

3.7 Any Director may, by giving notice in writing to the Shareholder who did not appoint him, appoint an alternate and may, in the same way, remove an alternate so appointed by him. An alternate shall be entitled to receive notice of all meetings of the Board and attend and vote as such at any meeting at which the Director appointing him is not personally present, and generally in the absence of his appointor to do all the things which his appointor is authorised or empowered to do. A Director who is also an alternate shall be entitled, in the absence of his appointor:

         (a) to a separate vote on behalf of his appointor in addition to his own vote; and

         (b) to be counted as part of the quorum of the Board on his own account and in respect of the Director for whom he is the alternate.

3.8 Unless otherwise agreed by an "A" Director and a "B" Director meetings of the Board shall be held at least once every 3 months and otherwise as circumstances require.

         Meetings of the Board may be held via teleconference or videoconference. No Board meeting shall normally be convened on less than seven Business Days' notice, but Board meetings may be convened by giving not less than 72 hours' notice if the interests of the Company would in the opinion of a Shareholder or a Director be likely to be adversely affected to a material extent if the business to be transacted at such Board meeting were not dealt with as a matter of urgency or if all the Directors agree.

3.9 Documents relating to issues to be considered by Directors at any Board meeting shall be distributed in advance of the meeting to all members of the Board and their duly appointed alternates so as to ensure that they are received at least 7 days prior to the date fixed for such meeting.

3.10 The quorum for the transaction of business at any meeting of the Board shall be one "A" Director and one "B" Director.

3.11 The Shareholders shall use all reasonable endeavours to ensure that their respective appointees as Directors (or their alternates) shall attend each meeting of the Board and to procure that a quorum (in accordance with the provisions of this Agreement and the Articles) is present throughout each such meeting.

3.12 If within 1 hour from the time appointed for a Board meeting a quorum is not present, the meeting shall be adjourned to the next day or as soon as otherwise practicable at the same time and place (or such other place, date and time as the Directors shall agree). Each Director not present at the original meeting shall be notified by either or both of the Shareholders by any form of notice in writing permitted by clause 30 of the date time and place of the adjourned meeting. If at the adjourned meeting a quorum is not present within 1 hour from the time appointed for the meeting, those Directors present shall constitute a quorum. Notwithstanding the foregoing, no quorum shall exist unless at least one "A" Director and one "B" Director is present at the adjourned meeting.

3.13 No resolution of the Directors shall be effective unless carried by a majority of the Directors present including at least one "A" Director and one "B" Director.

3.14 If a resolution submitted to a duly convened meeting of the Board is not carried at that meeting, then, without prejudice to the Board's ability to consider any other business put to it at such meeting, the meeting shall (on the written request of any Director or his alternate at such meeting) be adjourned for three Business Days and then reconvened. If such resolution is not carried at the adjourned meeting, it shall be referred to the respective Chief Executives/Managing Directors of the Shareholders for their decision within the Decision Period. If the respective Chief Executives/Managing Directors fail to reach a decision within the Decision Period, the Shareholders shall procure that the matter which is the subject of such resolutions shall not be implemented and clause 12 shall apply.

3.15 The "A" Directors shall be entitled to appoint a Chairman for meetings of the Board held during the period of six months from Completion and the "B" Directors shall be entitled to appoint a Chairman for meetings of the Board held during the subsequent six months. Thereafter, such Chairman shall be appointed alternatively for periods of six months by the "A" Directors and the "B" Directors. The first Chairman shall be Michael Thorne. The Chairman of the Board shall not have a second or casting vote.

4        SHAREHOLDERS' MEETINGS
         ----------------------

4.1 The Shareholders shall use all reasonable endeavours to procure that their respective representatives attend each meeting of the members of the Company and that a quorum (in accordance with the provisions contained in the Articles) is present throughout each such meeting.

4.2 If within 1 hour from the time appointed for a general meeting a quorum is not present, the meeting shall be adjourned to the next day, or as soon as otherwise practicable at the same time and place or such other place, date and time as the Shareholders shall agree and each Shareholder shall be notified by the Company by any form of notice in writing permitted by clause 30 of the date, time and place of the adjourned meeting. If at the adjourned meeting a quorum is not present within 1 hour of the time appointed for the meeting, the Shareholders present shall constitute a quorum.

4.3 The quorum for the transaction of business at any Shareholders' Meeting shall by one "A" Shareholder and one "B" Shareholder.

5      BUSINESS OF THE COMPANY AND LIMITATION ON THE BOARD'S POWER OF MANAGEMENT
       -------------------------------------------------------------------------

5.1 The Shareholders agree that the business of the Company shall be conducted and developed in accordance with the Investor Document as the same may be amended or varied from time to time by the Board.

5.2 The Shareholders shall exercise their powers in the Company to procure that the Company shall not transact any of the business described in schedule 4 (Reserved Matters) without the prior written approval of each of the Shareholders. If, in respect of any of the business set out in schedule 4, the prior written approval of one or more of the Shareholders is not forthcoming in circumstances where a Shareholder wishes the Company to transact the relevant business, then the matter shall be referred to the respective Chief Executives/Managing Directors of the Shareholders for their consideration. If the respective Chief Executives/Managing Directors fail to reach agreement within the Decision Period, the Shareholders shall procure that the relevant business is not transacted and clause 12 shall apply.

5.3 Orbittravel shall provide to the Company from time to time as required by the Board the services, facilities and personnel referred to in the Management Agreement on the terms set out in the Management Agreement. WTS and Orbittravel also agree to provide such other services to the Company as the Board shall from time to time require on such terms as shall be agreed between each of them respectively and the Board.

6        WORKING CAPITAL
         ---------------

6.1 The Shareholders agree that the finance necessary to meet the working capital is(pound)5,000,000.00 as described in the Investor Document.

6.2 The Shareholders agree that the finance referred to in clause 6.1 shall be provided by the issue of such number of Ordinary Shares in the capital of the Company as agreed by the Shareholders to a financial investor, the terms and conditions of such issue to be agreed between the Company and such financial investor.

6.3 Neither of the Shareholders shall be obliged to make any loans or to subscribe for any more of the share capital of the Company than under its obligation set out in clause 2 of this Agreement.

7        GUARANTEES, INDEMNITIES, OTHER SECURITY
         ---------------------------------------

7.1 Neither of the Shareholders shall be obliged to give any guarantee, indemnity or security in respect of the Company's liabilities or obligations.

8        ACCOUNTING INFORMATION
         ----------------------

8.1      The Company shall provide to each of the Shareholders:

         (a) by not later than the fifteenth (15th) Business Day following the end of the month to which they relate, monthly management accounts for the Company containing such information as the Shareholders shall agree from time to time;

         (b) by not later than the fifteenth (15th) Business Day of each month, a detailed cash-flow forecast for the Company in respect of the period of six (6) months commencing on the first day of the month next following the month in which such forecast is produced; and

         (c) annual audited accounts for the Company, within six (6) months from the end of the period to which they relate.

9        DIVIDEND POLICY
         ---------------

9.1 The Company shall not declare, pay or make any dividend or other distribution until all loans made to the Company by the Shareholders have been repaid in full.

9.2      The Shareholders shall procure that:

         (a) the Annual General Meeting of the Company at which the audited accounts of the Company are laid before the members is held not later than four (4) months after the end of the financial year to which such accounts relate; and

         (b) subject to clause 9.1 not later than four (4) weeks after the audited accounts of the Company are laid before and adopted by the Shareholders at the Annual General Meeting, such percentage of the Company's profits available for distribution in the relevant financial year as the Board shall resolve shall be distributed to the Shareholders by way of dividend in their respective Relevant Percentages subject to such reasonable and proper reserves being retained for working capital requirements or other liabilities of the Company as the Board may consider appropriate.

10       SHARE OPTION SCHEME
         -------------------

10.1 Each of the Parties agrees that following Completion a share option scheme equivalent on conversion to 15% of the authorised share capital of the Company shall be established by the Company for the benefit of such directors and employees of the Company as shall be agreed by the Directors.

11       DEALINGS WITH AND TRANSFERS OF SHARES
         -------------------------------------

11.1 Each Shareholder undertakes with the other that, during the continuance of this Agreement, it shall not:

         (a) mortgage (whether by way of fixed or floating charge), pledge or otherwise encumber its legal or beneficial interest in the whole or any of its Shares;

         (b) subject to clause 11.3 and 11.1(d) sell, transfer or otherwise dispose of all or any of its Shares or any legal or beneficial interest therein or assign or otherwise purport to deal therewith or with any interest therein;

         (d) agree, whether conditionally or otherwise, to do any of the foregoing;

         other than, in any case, with the prior consent in writing of the other Shareholder or in accordance with this Agreement PROVIDED THAT and notwithstanding the foregoing or any other provision of this Agreement:

           (i) both Shareholders may at any time transfer any Shares to any member of their respective Groups or to any third party in the share capital of which WTS or Orbittravel or any member of their respective Groups has, or will immediately pursuant to such transfer, have an interest provided that in the event the assignee ceases to be a member of the assignor's Group or the assignor ceases to hold any shares in the assignee, the assignor shall procure that the benefit of this Agreement is forthwith re-assigned to the assignor; and

         (ii) either Shareholder may transfer up to 15% of its shareholding in the Company to a third party from whom it receives a bona fide offer.

11.2 If either of the Shareholders or any person on their behalf (including without limitation any receiver, administrative receiver, administrator, manager and/or liquidator) shall purport to deal with any of its Shares in contravention of the provisions of this clause 11 it shall automatically be deemed to have given a Transfer Notice in respect of its entire holding of Shares to be sold at the Sale Price (as defined in clause11.9) and such Transfer Notice shall be irrevocable.

11.3 The Shareholders each agree that if either of them wishes to transfer the entire legal and beneficial ownership of all but not some only of its Shares to any third party from which a BONA FIDE offer has been received (such Shareholder being a "VENDOR" and such transaction being referred to in this clause 11.3 as a "TRANSFER"), the Vendor shall serve on the Board (acting for the purposes of this clause 11 as agent for the Company) a notice in writing of its wish to transfer all but not some only of its Shares accompanied by the relevant share certificates. Such notification (a "TRANSFER NOTICE") shall:

         (a) state the number of Shares (the "SALE SHARES") which the Vendor desires to Transfer;

         (b) state, if applicable, the Sale Price for the Sale Shares and constitute the Board as the Vendor's agent for the sale of the Sale Shares at the Sale Price; and

         (c) give details of the other person to whom the Vendor wishes to Transfer the Sale Shares if no purchaser shall have been found pursuant to clauses 11.5 to 11.8 (both inclusive).

         The Vendor may, by notice in writing given to the Board within 10 Business Days after communication to it of the Auditors' written opinion of the Sale Price pursuant to clause 11.9, withdraw the Transfer Notice. Otherwise, a Transfer Notice once given or deemed to be given shall not be capable of being withdrawn and may not, in any circumstances, be varied. A Transfer Notice may not be given in circumstances where arbitration is to take place or a Default Notice has been given in accordance with clauses 12 or 13 respectively and the procedures and actions relating thereto have not been completed.

11.4 Any Transfer of Shares pursuant to this clause 11 shall be made free from any claims, equities, liens and encumbrances whatsoever and with all rights attached to the Sale Shares as at the date of service of the Transfer Notice, but without the benefit of any other warranties or representations whatsoever.

11.5 Within 5 Business Days after the Board has received a Transfer Notice or, if later, within 5 Business Days after the Sale Price has been determined in accordance with clause 11.9 (and, if applicable, after the Vendor has informed the Board that it does not wish to exercise the right of withdrawal conferred by clause 11.3 or such right has ceased to be exercisable) the Board shall offer the Sale Shares to the other Shareholder giving details in writing of the number of the Sale Shares, the Sale Price and of the person to whom the Vendor wishes to transfer the Sale Shares. If the other Shareholder does not within 10 Business Days of the date of the offer inform the Board that it wishes to purchase all the Sale Shares at the Sale Price, that Shareholder shall be deemed to have declined such offer.

11.6 The Board shall, on the expiry of the 10 day period referred to in clause 11.5, notify the Vendor whether the other Shareholder is willing to purchase the Sale Shares. If the other Shareholder is willing to purchase all (but not some only) of the Sale Shares the Vendor shall be bound, on receipt of the Sale Price in cash, to transfer the Sale Shares to the other Shareholder.

11.7 The purchase shall be completed as soon as reasonably practicable at a place and time to be appointed by the Board when against payment of the Sale Price and subject to payment by the Shareholder purchasing the Sale Shares of any relevant stamp duties the Shareholder purchasing the Sale Shares shall be registered as the holder of the Sale Shares in the Register of Members of the Company, and a share certificate in the name of the purchasing Shareholder in respect of the Sale Shares shall be delivered.

11.8 If the other Shareholder declines or is deemed to have declined the offer to purchase the Sale Shares pursuant to clause 11.5, the Vendor may sell and transfer all (but not some only) of the Sale Shares at any time within the following 3 months to the person named in the Transfer Notice in pursuance of a BONA FIDE sale at any price not being less than the Sale Price.

11.9 For the purposes of this clause 11 "THE SALE PRICE" means the price per Share for the Sale Shares (if any) specified in the Transfer Notice as being the price offered by the third party from which the Vendor has received the BONA FIDE offer or (if no such price is so specified) the fair value of the Sale Shares as the Vendor and the other Shareholder shall agree or, failing agreement, as the Auditors (acting as experts and not as arbitrators) shall state in writing to the Board and the Shareholders to be in their opinion the fair selling value of the Sale Shares on the open market, having regard to the fair value of the business of the Company as a going concern and on the basis of an arm's length transaction as between a willing vendor and a willing purchaser. The determination of the Auditors shall be final and binding on all concerned. The cost of obtaining the certificate of the Auditors shall be borne by the Vendor. The Auditors shall be given by the Board, and shall take account of, all information which a prudent prospective purchaser of the entire issued share capital of the Company might reasonably require if such purchaser were proposing to purchase it from a willing vendor by private treaty and at arm's length.

11.10 Each of the Shareholders shall procure that prior to, and as a condition precedent of, any Transfer of its Shares, any Purchaser (other than an existing Shareholder) shall covenant to the remaining Parties to this Agreement to observe and be bound by the terms of this Agreement in a manner reasonably satisfactory to the remaining Parties.

11.11 Each of the Shareholders appoints the other (or any Director or Directors nominated by those others) irrevocably, and by way of security for the performance of its obligations under this clause 11 and as its attorney, to execute any necessary document, including, without limitation, any Transfer of Shares. The Transferor hereby irrevocably authorises the Directors to approve the registration of any transfer of shares made in accordance with this clause 11.

11.12 The Company may receive the purchase monies on behalf of the Vendor, but shall not be bound to earn or pay interest on them. The receipt by the Company of the purchase monies shall be a good discharge to the Purchaser, which shall not be bound to see to the application of them.

11.13 If the Purchaser shall fail to deliver purchase monies to the Vendor on the completion date, the purchase monies shall bear interest at the Default Interest Rate calculated on a daily basis and compounded monthly.

11.14 On a Transfer of Shares in accordance with this clause from one Shareholder to the other Shareholder:

         (a) if pursuant to this Agreement, one Shareholder disposes of its Shares to the other Shareholder or a member of the other Shareholder's Group, then the other Shareholder shall use all reasonable endeavours to obtain the release of that Shareholder from any guarantee, indemnity or other security which that Shareholder may have given pursuant to this Agreement and pending such release shall keep that Shareholder full and effectively indemnified against any liability under any such guarantees, indemnities or other security;

         (b) the Vendor shall repay all loans, loan capital, borrowings and indebtedness in the nature of borrowings outstanding to the Company from the Vendor (together with any accrued interest thereon);

         (c) the Company (if and to the extent that by so doing it shall not contravene section 151 Companies Act 1985) or the Purchaser shall repay all loans, loan capital, borrowings and interest in the nature of borrowings outstanding to the Vendor from the Company (together with any accrued interest thereon);

         (d) the Vendor shall procure the removal of any Directors or Secretary of the Company appointed by it; and

         (e) the Vendor shall co-operate by doing all such things and executing all such documents as the Purchaser may reasonably require to procure that the Company shall adopt new Articles of Association in such form as the Purchaser may require.

12       DEADLOCK PROVISIONS
         -------------------

12.1 If, pursuant to clauses 3.14 and 5.2, the respective Chief Executives/Managing Directors of the Principal Shareholders have failed to reach agreement within the Decision Period, then such dispute shall be referred to and finally resolved by arbitration under the Rules of the LCIA which Rules are deemed to be incorporated by reference into this clause.

12.2     The number of arbitrators shall be one.

12.3     The place of arbitration shall be London, England.

12.4     The language to be used in the arbitral proceedings shall be English.

12.5     The length of any such arbitration shall be limited to three (3) days.

12.6     The Company shall bear the costs of any such arbitration.

13       DURATION, TERMINATION AND CONSEQUENCES OF TERMINATION
         -----------------------------------------------------

13.1     If either  Shareholder ("THE DEFAULTING SHAREHOLDER") shall:

         (a) commit a material breach or shall commit persistent breaches of this Agreement which, if capable of remedy, have not been so remedied within 10 Business Days of either or the other Shareholder ("THE OTHER SHAREHOLDER") serving notice on the Defaulting Shareholder requiring such remedy or notwithstanding any such breach being remedied, such breach is committed on 4 or more separate occasions; or

         (b)      be the subject of an Insolvency Event;

         then the other Shareholder may, without prejudice to any other rights and remedies which it may have, serve a written notice on the Defaulting Shareholder ("A DEFAULT NOTICE") at any time during the 30 Business Days following an Event of Default coming to the notice of the Other Shareholder.

13.2     The Default Notice may:

         (a) require the Defaulting Shareholder immediately to offer all (but not some only) of its Shares for sale to the Other Shareholder and in such case the Defaulting Shareholder shall be deemed to have served a Transfer Notice (as defined in clause 11.3) in respect of all of its Shares and the provisions of clauses 11.3 to 11.14 inclusive shall apply mutatis mutandis save that the Defaulting Shareholder shall sell its Shares to the Other Shareholder at the Default Sale Price (which shall be 90% of the fair value of the Defaulting Shareholder's Shares as determined by the Auditors in accordance with clause 11.9); or

         (b) require the Defaulting Shareholder immediately to purchase all (but not some only) of the Other Shareholder's Shares who has served the Default Notice and in such case that Other Shareholder shall be deemed to have served a Transfer Notice (as defined in clause 11.3) and the provisions of clauses 11.3 to 11.11 shall apply (mutatis mutandis), save that Other Shareholder shall sell its Shares to the Defaulting Shareholder at the Sale Price (which shall be the fair value of the Sale Shares as determined by the Auditors in accordance with clause 11.9) and the Defaulting Shareholder shall be obliged to purchase the Shares of the other Shareholder.

13.3 If an Insolvency Event has occurred in relation to either of the Shareholders or any holding company for the time being of either Shareholder, then the other Shareholder may also serve on the Defaulting Shareholder a notice (a "DISENFRANCHISEMENT NOTICE") in respect of the Defaulting Shareholder's Shares ("THE RESTRICTED SHARES") which shall automatically entitle the Other Shareholder to exercise together all the rights of the Defaulting Shareholder in relation to the Restricted Shares, including, without limitation:

         (a) the right to attend and vote at general meetings of the Company (whether on a show of hands or on a poll) as if it were the holder of the Restricted Shares; and

         (b) the right to remove Directors appointed by the Defaulting Shareholder and appoint its own nominated Directors as if it were the holder of the Restricted Shares.

13.4 The recipient of the Disenfranchisement Notice hereby appoints the Other Shareholder as its lawful attorney for the purpose of receiving notices of and attending and voting at all meetings of the members of the Company from the date of service of the Disenfranchisement Notice and hereby authorises:

         (a) the Company to send any notices in respect of the Restricted Shares to the Other Shareholder; and

         (b) the Other Shareholder to complete in such manner as it thinks fit and to return proxy cards, forms of appointment of a representative to attend a general meeting of the Company pursuant to section 375 Companies Act 1985, consents to short notice and any other document required to be signed by it in its capacity as a member.

13.5 Any Transfer Notice deemed to be given in accordance with this clause 13 may not be withdrawn.

13.6     On a transfer of any Shares in accordance with this clause 13:

         (a) the provisions of clause 11.14(a) (release of guarantees, etc.) shall apply mutatis mutandis;

         (b) the transferring Shareholder shall repay all loans, loan capital, borrowings and indebtedness in the nature of borrowings outstanding to the Company from that Shareholder (together with any accrued interest thereon);

         (c) the transferring Shareholder shall procure the resignation of any Directors or Secretary of the Company appointed by it;

         (d)      subject to clause 29.3 this Agreement shall terminate;

         (e) each Shareholder shall forthwith return to the other or the Company (as appropriate) all of the property of such other or the Company (as appropriate) in its possession.

13.7 The rights of the Parties under this clause 13 shall be without prejudice to any claim that any party may have against any other for damages for breach of contract.

14       RESTRICTIVE COVENANTS
         ---------------------

14.1 Each of the Shareholders agrees with the Company and the other Shareholder that it will not, and will procure that each of the members of its Group will not, whether by itself, its employees or agents or otherwise howsoever, while such Shareholder remains the holder of any Shares and for two years from the date on which such Shareholder ceases to hold any Shares ("THE RESTRICTION PERIOD") directly or indirectly:

         (a) be engaged or interested in any capacity (whether for reward or otherwise) in any business which is or is about to be engaged in the development, production, distribution or sale of the Restricted Products or any of them or the supply of the Restricted Services or any of them in the Territory in competition with the Company, PROVIDED THAT this restriction shall not operate:

                  (i) to prohibit any such engagement in which none of the duties or functions performed thereunder relate to the development, production, distribution or sale of the Restricted Products or any of them or the supply of the Restricted Services or any of them;

                  (ii) to prohibit any party from holding in aggregate up to five per cent. of the issued share capital of any company which is or is about to be engaged in the development, production, distribution or sale of the Restricted Products or any of them or the supply of the Restricted Services or any of them in competition with the Company and the shares of which are listed or dealt in on a recognised Stock Exchange;

                  (iii) to prohibit any party or any member of its Group from purchasing shares of any company which (according to its audited accounts for such period) in its most recent accounting period derived 10% or less of its revenues from the development, distribution or sale of the Restricted Products or any of them or the supply of the Restricted Services or any of them as aforesaid.

                  (iv) to prohibit the "A" Shareholder from engaging in its business which the Parties understand and agree might or does involve the development, production, distribution and/or sale of products similar to the Restricted Products, and the supply of services similar to the Restricted Services in the event that the "A" Shareholder has transferred its shares to the "B" Shareholder under the provisions of clause 13 . The provisions of this clause 14.1(a)(iv) shall apply mutatis mutandis to the "B" Shareholder so that references to the "A" Shareholder are to the "B" Shareholder and references to the "B" Shareholder are to the "A" Shareholder. Notwithstanding any provision of this Agreement to the contrary, both Shareholders shall be free to engage in their business without restriction outside of the Territory.

         (b) solicit or entice away or endeavour to solicit or entice away from the Company any director or manager or salesman employed or otherwise engaged by the Company at any time during the previous year, whether or not such person would commit any breach of his contract of employment by reason of his leaving the service of the Company;

         (c) employ or otherwise engage any person who was at any time during the previous year employed or otherwise engaged by the Company and who by reason thereof is or is reasonably likely to be in possession of any confidential information relating to the Company.

14.2 Each of the Shareholders agrees with the Company and the other Shareholder that it will not, and will procure that each of the members of its Group will not, at any time during the Restriction Period, whether by itself, its employees or agents or otherwise howsoever, directly or indirectly:

         (a) engage in any trade or business or be associated with any person, firm, company or other organisation engaged in any trade or business using the name "Bonveno.com" or "Bonveno" or incorporating such words or;

         (b) do or permit anything to be done at any time which is harmful to the reputation of the Company or which is likely to cause any person to reduce the amount of business transacted between that person and the Company or seek to change the terms of such business in a manner adverse to the Company.

14.3     Each of paragraphs (a) to (c) of clause 14.1 and of paragraphs (a) and
         (b) of clause 14.2 shall be deemed to constitute a separate agreement and shall be construed independently of the other paragraphs in the relevant clause.

14.4 While the parties consider that the restrictions aforesaid are reasonable in all the circumstances, it is agreed that if any such restrictions taken together shall be adjudged to go beyond what is reasonable in all the circumstances for the protection of the interests of the relevant party or Parties but would be adjudged reasonable if part or parts of the wording thereof were deleted or amended or qualified or the periods thereof were reduced or the range of products or area dealt with were thereby reduced in scope, then the relevant restriction or restrictions shall apply with such modification or modifications as may be necessary to make it or them valid and effective.

15       RIGHTS TO INFORMATION AND CONFIDENTIALITY
         -----------------------------------------

15.1 Notwithstanding the duties owed by each of the Directors to the Company, any Director or any person designated for the purpose in writing by a Shareholder shall be entitled to disclose any information and provide relevant documents and materials about the Company and discuss its affairs, finances and accounts with appropriate officers and senior employees of the Shareholder in question. Each of the Shareholders shall be entitled to disclose details of the Company's affairs, finances and accounts to that Shareholder's professional and financial advisers who are required to know the same to carry out their duties. Any information, documents and materials supplied to or by a Shareholder in accordance with clause 8 and this clause 15.1 shall, subject to clause 15.3 be kept strictly confidential.

15.2 Subject to clause 15.3 and save as required by law or by any relevant national or supranational regulatory authority each of the Parties shall safeguard, treat as confidential and not use for the purposes of its own business all information, documents and materials which it acquires in connection with this Agreement and which relate to the business of the Company or to any of the other Parties.

15.3 The obligations of confidentiality in this clause 15 shall survive the termination of this Agreement and shall continue unless and until any of the relevant confidential information enters the public domain through no fault of the relevant party or of any other person owing a duty of confidentiality to the Company.

15.4 A Shareholder which ceases to be a Shareholder shall thereupon forthwith hand over to the Company all confidential information, documents and correspondence belonging to or relating to the business of the Company and shall, if so required by the Company, certify that it has not kept any records or copies of such materials.

16       GUARANTEES AND INDEMNITIES
         --------------------------

16.1 Each party hereby agrees to indemnify and hold harmless each of the other parties, including their affiliates, subsidiaries, successors, assigns, officers, directors, agents, and employees, from and against any and all liabilities, damages, losses, expenses, claims, demands, suits, fines, or judgments (including, but not limited to, attorneys' fees, expert witness costs, court costs, and expenses) that may at any time be threatened against, suffered by, accrued against, charged to, or recoverable from that Party in any forum, by reason of that Party's acts or omissions including, but not limited to:

         (a) any alleged inaccuracy, copyright infringement or any other claim arising in connection with the data produced by or for the Party, including but not limited to any defamatory or allegedly defamatory material placed online;

         (b) misappropriation, violation, or infringement of any proprietary rights, trademarks, trade names, or service marks utilised by that Party;

         (c) that Party's failure to obtain or maintain all permits and licenses required under law in relation to this Agreement, and

         (d) any injuries or death of persons or loss of, damage to, or destruction of property (including loss of use thereof) arising out of any act or omission of that Party or its affiliates.

16.2 Each Party shall give prompt written notice to the other Parties of the receipt of any claim or the commencement of any action which is or may be covered by the indemnity set forth above. Upon receipt of such notice, the party notified of the claim shall assume the defence thereof and the other Parties shall, if required for the purpose of such proceedings, lend their names thereto. The notifying Party shall co-operate fully with the other Parties in defending or settling such Claim, and shall perform all acts, execute all documents, and provide all information and documents as are reasonably necessary for the notified Party to perform its obligation. The notifying party shall not compromise or settle any such Claim or any proceedings pursuant thereto without the other Parties' prior written consent.

17       DIVIDENDS AND INTEREST: TAXATION
         --------------------------------

17.1 Either Shareholder may by notice in writing at any time given to the Company require the Company to join in making an election under section 247 ICTA (to the extent that such election may lawfully be made by the Company).

17.2 The Company shall not thereafter revoke any election which has been made pursuant to clause 17.1 (whether by giving notice under section 248 (5) ICTA or otherwise) unless requested to do so by the relevant shareholder.

18       CLAIMS BY OR AGAINST SHAREHOLDERS
         ---------------------------------

18.1 Where either of the Shareholders asserts any claim against the Company, the other Shareholder shall be entitled to defend such claim in the name and at the expense of the Company without any further authority.

18.2 Where either Shareholder asserts that the Company has any claim against the other Shareholder , the Shareholder so asserting shall be entitled to pursue such claim in the name and at the expense of the Company without any further authority.

19       PARTIES BOUND
         -------------

19.1 The Company undertakes with each of the Shareholders (so far as it may lawfully bind itself) to be bound by and comply with the terms and conditions of this Agreement insofar as the same relate to the Company and to act in all respects as contemplated by this Agreement.

19.2 The Shareholders undertake with each other to exercise their powers in relation to the Company so as to ensure that the Company fully and promptly observes, performs and complies with its obligations under this Agreement and to exercise their rights as Shareholders in a manner consistent with this Agreement.

19.3 Each Shareholder undertakes with each of the other Parties that while it remains a party to this Agreement it will not (except as expressly provided for in this Agreement) agree to cast any of the voting rights exercisable in respect of any of the shares held by it in accordance with the directions, or subject to the consent of, any other person (including another Shareholder).

20       ASSIGNABILITY
         -------------

20.1 This Agreement shall be binding on and shall ensure for the benefit of each Party's successors and permitted assigns.

20.2 Subject to clause 11 none of the Parties may, without the written consent of the others, assign any of their respective rights or obligations under this Agreement.

21       NOT A PARTNERSHIP
         -----------------

21.1 Nothing in this Agreement shall create a partnership or establish a relationship of principal and agent or any other fiduciary relationship between or among any of the Parties.

22       FORCE MAJEURE
         -------------

22.1 If and to the extent that any Party is hindered or prevented by circumstances not now reasonably foreseeable and not within its reasonable ability to control from performing any of its obligations (other than in respect of the payment of money) under this Agreement and promptly so notifies the other party giving full particulars of the circumstances in question, then the Party so affected shall be relieved of liability to the other for failure to perform such obligations but shall nevertheless use its best endeavours to resume full performance of such obligations without avoidable delay, and pending such resumption shall permit and shall use its best endeavours to facilitate any efforts that the other Parties may make to procure alternative supplies or services.

22.2 Where the period of non performance under clause 22.1 exceeds 45 Business Days either Shareholder shall be entitled to terminate this Agreement forthwith by written notice to the other Shareholders and the provisions of clause 13.2 to 13.7 (inclusive) shall apply mutatis mutandis as if the Party suffering the event of force majeure was the Defaulting Shareholder for the purpose of such clauses.

23       THIS AGREEMENT TO PREVAIL OVER THE ARTICLES
         -------------------------------------------

23.1 In the event of any conflict, ambiguity or discrepancy between the provisions of this Agreement and the Articles, the Shareholders shall join in procuring that the Articles are altered to accord with the provisions of this Agreement, which shall prevail as between the Shareholders for so long as this Agreement remains in force.

23.2     Each of the Shareholders agrees with the other that it will:

         (a) exercise all voting and other rights and powers vested in or available to them respectively to procure the convening of all meetings, the passing of all resolutions and the taking of all steps necessary or desirable to give effect to this agreement; and

         (b) not exercise any rights conferred on it by the Articles which are or may be inconsistent with its rights or obligations under this agreement.

24       REMEDIES TO BE CUMULATIVE
         -------------------------

24.1 No remedy conferred by any of the provisions of this Agreement is intended to be exclusive of any other remedy available at law, in equity, by statute or otherwise. Each and every other remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law in equity, by statute or otherwise. The election by any party to pursue one or more of such remedies shall not constitute a waiver by such party of the right to pursue any other available remedy.

24.2 Subject to the time limits in clauses 11.3, 11.5, 11.6 and 13.1 (for which purposes time shall be of the essence), a Shareholder's failure to insist on strict performance of any provision of this Agreement shall not be deemed to be a waiver of that provision or of any right or remedy for breach of a like or different nature. Subject as aforesaid, no waiver shall be effective unless specifically made in writing and signed by a duly authorised officer of the Shareholder granting such waiver.

25       COSTS
         -----

25.1 Each of the Parties shall be responsible for its respective legal and other costs incurred in relation to the preparation and completion of this Agreement.

26       FURTHER ASSURANCE
         -----------------

26.1 Each of the Parties shall, and shall use their respective reasonable endeavours to procure that any necessary third parties shall, execute and deliver to the other Parties such other instruments and documents and take such other action as may be required to carry out, evidence and confirm the provisions of this Agreement and the Articles.

27       ANNOUNCEMENTS AND CIRCULARS
         ---------------------------

27.1 Subject as required by law or by the London Stock Exchange Limited or by any relevant national or supra-national regulatory authorities, all announcements and circulars by or on behalf of any of the Parties and relating to the subject matter of this Agreement shall be in terms to be agreed between the Parties in advance of issue.

28       ENTIRE AGREEMENT
         ----------------

28.1 This Agreement, the Articles and all other agreements required by the terms of this Agreement to be entered into by the Parties set forth the entire agreement and understanding between the Parties or any of them in connection with the Company and the arrangements described in this Agreement.

28.2 No purported variation of this Agreement shall be effective unless made in writing.

29       MISCELLANEOUS
         -------------

29.1 If any term or provision in this Agreement shall be held to be illegal or unenforceable, in whole or in part, under any enactment or rule of law, such term or provision or part shall to that extent be deemed not to form part of this Agreement but the enforceability of the remainder of this Agreement shall not be affected.

29.2 This Agreement may be entered into in any number of counterparts and by the Parties to it on separate counterparts, each of which when executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument.

29.3 This Agreement shall cease to have effect in relation to a Shareholder which ceases to hold any Shares save in respect of:

         (a) any provision of this Agreement which is expressed to continue after such cessation; and

         (b) any liability which at the time of such cessation has accrued to another party or which may accrue in respect of any act or omission occurring prior to such cessation.

30       NOTICES
         -------

30.1 Any notice required to be given under this Agreement shall be deemed duly served if left at or sent by registered or recorded delivery post to any Party at its registered office. Any such notice shall be deemed to be served at the time when the same is handed to or left at the address of the Party to be served and, if served by post, on the day (not being a Saturday, Sunday or public holiday) next following the day of posting.

30.2 In proving the giving of a notice it shall be sufficient to prove that the notice was left or that the envelope containing such notice was properly addressed and posted or that the applicable means of telecommunications was properly addressed and despatched (as the case may be).

30.3 The Company undertakes with each of the Shareholders that it will forthwith supply to each Shareholder a copy of any notice which may be given to or served on the Company under this Agreement.

31       CHOICE OF LAW, SUBMISSION TO JURISDICTION AND ADDRESS FOR SERVICE
         -----------------------------------------------------------------

31.1 This agreement shall be governed by and interpreted in accordance with English law.

31.2 The Parties hereby submit to the exclusive jurisdiction of the High Court of Justice in England save under the provisions of clause 12 of this Agreement.

31.3 Orbittravel hereby undertakes that within one month of the Completion Date it will notify both of the other Parties to the Agreement of the person, firm or company who is authorised to accept service of all legal process arising out of or connected with this Agreement and service on such person, firm or company shall be deemed to be service on the Party concerned.

IN WITNESS whereof this Agreement has been executed as a deed the day and year first above written



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

EXECUTED AS A DEED by               )
WEB TRAVEL SYSTEMS                  )
LIMITED                             )
acting by:



         Director   /s/ Authorized Signatory

         Director/Secretary  /s/Geoff Mullet





EXECUTED AS A DEED by               )
ORBITTRAVEL.COM,  INC.              )
acting by:

         /s/ Joseph R. Cellura

         Director, Chairman & CEO

         Director/Secretary

         /S/David A. Noosinow


EXECUTED AS A DEED by               )
BONVENO.COM  LIMITED                )
acting by:



         Director    /s/ Authorised Signatory

         Director/Secretary  /s/ Geoff Mullet





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